EXHIBIT 23







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



   To Schultz Sav-O Stores, Inc.:

   As independent public accountants, we hereby consent to the incorporation of our reports, included and incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement, File No. 33-34991.


                                      ARTHUR ANDERSEN LLP



   Milwaukee, Wisconsin
   March 12, 1998